Exhibit 10(a)54













      AMENDMENT NUMBER FOUR, DATED AS OF DECEMBER 31, 1990,

     TO THE PLANT ROBERT W. SCHERER UNITS NUMBER ONE AND TWO

          PURCHASE AND OWNERSHIP PARTICIPATION AGREEMENT


                              among


       GEORGIA POWER COMPANY, OGLETHORPE POWER CORPORATION

 (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION),

           MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA and

                     CITY OF DALTON, GEORGIA

                      AMENDMENT NUMBER FOUR
     TO THE PLANT ROBERT W. SCHERER UNITS NUMBER ONE AND TWO
          PURCHASE AND OWNERSHIP PARTICIPATION AGREEMENT

                        TABLE OF CONTENTS

 Section No.                                                 Page

1.   Certain Definitions  . . . . . . . . . . . . . . . . . .   2

2.   Amendment to Section 1 . . . . . . . . . . . . . . . . .   2

3.   Amendment to Section 3(c)  . . . . . . . . . . . . . . .  13

4.   Amendment to Section 5(e)  . . . . . . . . . . . . . . .  14

5.   Amendment to Section 5(f)  . . . . . . . . . . . . . . .  14

6.   Amendment to Section 5(g)  . . . . . . . . . . . . . . .  14

7.   Amendment to Section 5(h)  . . . . . . . . . . . . . . .  14

8.   Amendment to Section 5(i)  . . . . . . . . . . . . . . .  15

9.   Amendment to Section 5(j)  . . . . . . . . . . . . . . .  16

10.  Amendment to Section 5(k)  . . . . . . . . . . . . . . .  17

11.  Amendment to Section 5(n)  . . . . . . . . . . . . . . .  22

12.  Amendment to Section 5(p)  . . . . . . . . . . . . . . .  33

13.  Amendment to Section 6(g)  . . . . . . . . . . . . . . .  44

14.  Amendment to Section 9 . . . . . . . . . . . . . . . . .  45

15.  Amendment to Section 10(a) . . . . . . . . . . . . . . .  49

16.  Effectiveness of this Amendment  . . . . . . . . . . . .  49

17.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . .  49

                             EXHIBITS

I.   Existing Contracts

                             APPENDIX

A.   Capital Budget

     THIS AMENDMENT, dated as of December 31, 1990, is by and

among Georgia Power Company ("GPC"), a corporation organized and existing under the laws of the State of Georgia, OGLETHORPE POWER

CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION

CORPORATION), an electric membership corporation organized and existing under the laws of the State of Georgia ("OPC"), the

MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, a public corporation and an instrumentality of the State of Georgia ("MEAG"), and the CITY

OF DALTON, GEORGIA, an incorporated municipality in the State of

Georgia acting by and through its Board of Water, Light and

Sinking Fund Commissioners ("Dalton"), and is Amendment Number

Four to that certain Plant Robert W. Scherer Units Numbers One and Two Purchase and Ownership Participation Agreement, dated as of May 15, 1980 (as previously amended, the "Ownership

Agreement"), among GPC, OPC, MEAG and Dalton.



                       W I T N E S S E T H:



     A.  The Participants have previously entered into the

Ownership Agreement and have previously entered into the

Operating Agreement providing, among other things, for GPC to have sole authority to arrange for and acquire all fossil fuel for the Units and for all Participants and Additional Unit

Participants to participate in the Plant Scherer Coal Stockpile.

     B.  The Participants mutually desire to provide that certain

Participants and Additional Unit Participants may elect to

maintain separate coal stockpiles for accounting and other

purposes and for purposes of payment of Separate Coal Stockpile

Costs and to provide for such Participants and Additional Unit

Participants to procure coal for use in connection with their undivided ownership interests in the Units and the Additional

Units.



     NOW, THEREFORE, in consideration of the promises and the

mutual agreements herein set forth, the Participants, intending to be mutually bound among themselves and to the Additional Unit

Participants, hereby agree and amend the Ownership Agreement as follows:



          1.   Certain Definitions.  Capitalized terms and

phrases used and not otherwise defined in this Amendment shall have the respective meanings assigned to them by the Ownership

Agreement, the Operating Agreement, or both, unless the context or use clearly indicates otherwise.  All rules of interpretation,

construction, or both, set forth in the Ownership Agreement shall apply with equal force and effect to this Amendment.



          2.   Amendment to Section 1 of the Ownership Agreement.

          (a)  Section 1(h) of the Ownership Agreement is hereby

     amended to delete the words "a 50% undivided ownership


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     interest in the Plant Scherer Coal Stockpile (provided,

     however, that from and after any contribution to the Plant

     Scherer Coal Stockpile pursuant to clause (i) or (ii) of

     Section 5(p) hereof, only that portion of the Plant Scherer

     Coal Stockpile that is owned by the owners of undivided

     ownership interests in Unit No. 2 pursuant to clause (iii)

     of Section 5(p) hereof shall constitute a part of Scherer

     Unit No. 2)".

          (b)  Section 1(i) of the Ownership Agreement is hereby

     amended to delete the words "fuel (including a 50% undivided interest in the Plant Scherer Coal Stockpile)" and

     "provided, however, that from and after any contribution to the Plant Scherer Coal Stockpile pursuant to clause (i) or

     (ii) of Section 5(p) hereof, only that portion of the Plant

     Scherer Coal Stockpile that is owned by the owners of

     undivided ownership interests in Unit No. 1 pursuant to

     clause (iii) of Section 5(p) hereof shall constitute a part of Scherer Unit No. 1".

          (c)  Section 1 of the Ownership Agreement is hereby

     amended by adding the following to the end thereof:



     (s)  COMMON COAL STOCKPILE.  "Common Coal Stockpile" shall refer to that portion of the Plant Scherer Coal Stockpile

attributable to the ownership interests of the Common Coal

Stockpile Participants from time to time pursuant to Section 5(p)

of this Ownership Agreement.


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






     (t)  COMMON COAL STOCKPILE COSTS.  "Common Coal Stockpile

Costs" shall mean all costs incurred by GPC on its own behalf and as agent for the other Common Coal Stockpile Participants (or by a Common Procurement Participant in connection with any contract for fuel entered into in accordance with the provisions of

Section 2(c)(i) of the Operating Agreement) that are allocable to the acquisition, processing, transportation, delivering,

handling, storage, accounting, analysis, measurement and disposal of coal for the Common Coal Stockpile, including, without

limitation, any advance payments in connection therewith, less credits related to such costs applied as appropriate, and

including, without limitation, that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of coal for the Common Coal Stockpile and for which the incurring party has not been otherwise

reimbursed by the other Common Coal Stockpile Participants.

Common Coal Stockpile Costs shall not include Other Fuel Costs,

Separate Coal Stockpile Costs and amortization of the Plant

Scherer initial fossil fuel supply, (including, without

limitation, unrecoverable base coal).

     (u)  COMMON COAL STOCKPILE PARTICIPANTS.  "Common Coal

Stockpile Participants" shall mean such Participants and

Additional Unit Participants as are participating in the Common

Coal Stockpile from time to time pursuant to Section 5(p) of this

Ownership Agreement.




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






     (v)  COMMON PROCUREMENT.  "Common Procurement" shall have

the meaning assigned in Section 5(n)(i) of this Ownership

Agreement.

     (w)  COMMON PROCUREMENT PARTICIPANT.  "Common Procurement

Participant" shall mean, initially, the Common Coal Stockpile

Participants and each Separate Coal Stockpile Participant (i)

which has not exercised its rights under Section  2(c)(iii) of the Operating Agreement, Section 3(c), SEPARATE FUEL PROCUREMENT,

of the Unit Three Operating Agreement or Section 3(c), SEPARATE

FUEL PROCUREMENT, of the Unit Four Operating Agreement, (ii)

which has not otherwise been found by a vote of a majority of the

Pro Forma Ownership Interest in Plant Scherer of the then Common

Procurement Participants (excluding the Pro Forma Ownership

Interest in Plant Scherer of the Common Procurement Participant

under consideration), to have violated the policies and rules for

Common Procurement Participants established from time to time by the Plant Scherer Managing Board or (iii) which has been

reestablished as a Common Procurement Participant pursuant to

Section 5(n) hereof.

     (x) CO-OWNERS' CONSENTS.  "Co-Owners' Consents" shall mean those certain Consents, Amendments, and Assumptions Nos. 1-4 dated December 30, 1985 among GPC, OPC, MEAG, Dalton, Gulf Power

Company, and Wilmington Trust Company and NationsBank of Georgia,

N.A. (as successor to William J. Wade) as Owner Trustees, and those certain Amendment to Consents, Amendments, and Assumptions

Nos. 1-4 dated August 16, 1993, among GPC, OPC, MEAG, Dalton,

Gulf Power Company, Jacksonville Electric Authority and Florida

Power & Light Company and Wilmington Trust Company and

NationsBank of Georgia, as Owner Trustees.

     (y) FERC.  The "FERC" shall mean the Federal Energy

Regulatory Commission or any entity succeeding to the powers and functions thereof.

     (z)  GEORGIA INTEGRATED TRANSMISSION SYSTEM.   "Georgia

Integrated Transmission System" shall mean the integrated

transmission system owned by GPC, OPC, MEAG and Dalton and

established and operated pursuant to those certain Agreements between GPC and OPC dated as of January 6, 1975 and June 9, 1986,

those certain Agreements between GPC and MEAG dated as of August

27, 1976, and those certain Agreements between GPC and Dalton dated as of August 27, 1976, as any one or more of those

Agreements may be amended, modified, revised, restated or

superseded from time to time, or any successor transmission

system thereto.

     (aa)  Governmental Authority.  "Governmental Authority"

shall mean any local, state, regional or federal administrative,

legal, judicial, or executive agency, court, commission,

department or other entity, but excluding any agency, commission,

department or other such entity acting in its capacity as lender,

guarantor, mortgagee and excluding any Participant or Additional

Unit Participant.

     (ab) LESSOR.  "Lessor" shall have the meaning assigned in

the Co-Owners' Consents.

     (ac) LESSOR POSSESSION DATE.  "Lessor Possession Date" shall have the meaning assigned in the Co-Owners' Consents.

     (ad) OPERATING AGREEMENT. "Operating Agreement" shall refer to the Plant Robert W. Scherer Units Numbers One and Two

Operating Agreement, dated as of May 15, 1980, among GPC, OPC,

MEAG and Dalton, as amended as of December 31, 1985 and as of

December 31, 1990.

     (ae)  OPERATING COSTS.  "Operating Costs" shall mean the

aggregate of Scherer Unit No. 1 Operating Costs, Scherer Unit No.

2 Operating Costs and Common Facilities Operating Costs, but

shall not include Common Coal Stockpile Costs, Separate Coal

Stockpile Costs and Other Fuel Costs nor any costs and expenses attributable to the Additional Units nor any costs and expenses in connection with the improvement of the land described in

Exhibit G of this Ownership Agreement or in connection with the operation, maintenance, care, abandonment or removal of any

improvements thereto (whether or not completed).  "Scherer Unit

No. 1 Operating Costs, "Scherer Unit No. 2 Operating Costs," and

"Common Facilities Operating Costs" shall mean, respectively, all costs and expenses incurred by GPC on its own behalf and as agent for the other Participants in respect of the management, control,

operation or maintenance of (i) Scherer Unit No. 1, in the case of Scherer Unit No. 1 Operating Costs, (ii) Scherer Unit No. 2,

in the case of Scherer Unit No. 2 Operating Costs, and (iii) the

Plant Scherer Common Facilities, in the case of Common Facilities

Operating Costs, in each case including without limitation that


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






portion of administrative and general expenses incurred by GPC which is properly and reasonably allocable to Scherer Unit No. 1,

Scherer Unit No. 2, and the Plant Scherer Common Facilities,

respectively, for which GPC has not been otherwise reimbursed by the other Participants, and which are properly recordable in accordance with the Operating Expense Instructions and in

appropriate accounts as set forth in the Uniform System of

Accounts.

     (af)  OTHER FUEL COSTS.  "Other Fuel Costs" shall mean all costs and expenses, other than Common Coal Stockpile Costs and

Separate Coal Stockpile Costs, incurred by GPC on its own behalf and as agent for the other Participants and Additional Unit

Participants that are allocable to the acquisition, processing,

transportation, delivering, handling, storage, accounting,

analysis, measurement and disposal of fossil materials required for Plant Scherer, including, without limitation, any advance payments in connection therewith, less credits related to such costs applied as appropriate, and including, without limitation,

that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of fossil fuel (other than coal for the Common Coal Stockpile and the Separate Coal Stockpiles) for Plant Scherer.  Other Fuel

Costs shall not include Common Coal Stockpile Costs, Separate

Coal Stockpile Costs and amortization of the Plant Scherer

initial fossil fuel supply (including, without limitation

unrecoverable base coal).

     (ag) OWNER TRUSTEE.  "Owner Trustee" shall have the meaning assigned in the Co-Owners' Consents.

     (ah) OWNER TRUSTEE'S COAL SUPPLY.  "Owner Trustee's Coal

Supply" shall have the meaning assigned in Section 9(x) of this

Ownership Agreement.

     (ai) OWNERSHIP AGREEMENT. "Ownership Agreement" shall refer to the Plant Robert W. Scherer Units Numbers One and Two Purchase

and Ownership Agreement, dated as of May 15, 1980, among GPC,

OPC, MEAG and Dalton, as amended as of December 30, 1985, July 1,

1986, August 1, 1988 and as of December 31, 1990.

     (aj) PLANT SCHERER MANAGING BOARD AGREEMENT. The "Plant

Scherer Managing Board Agreement" shall mean the Plant Scherer

Managing Board Agreement, dated as of the date hereof, by and among the Participants and the Additional Unit Participants as

such agreement may be amended from time to time.

     (ak)  PLANT SCHERER PARTICIPATION AGREEMENTS.  "Plant

Scherer Participation Agreements" shall mean this Ownership

Agreement, the Operating Agreement, the Unit Three Ownership

Agreement, the Unit Three Operating Agreement, the Unit Four

Ownership Agreement, the Unit Four Operating Agreement, the Co-

Owners' Consents and the Plant Scherer Managing Board Agreement.

     (al)  PRO FORMA OWNERSHIP INTEREST IN PLANT SCHERER.  "Pro

Forma Ownership Interest in Plant Scherer" shall mean for each

Participant and Additional Unit Participant the percentage

obtained by dividing by four the sum of (A) such Participant's or

Additional Unit Participant's percentage undivided ownership


                                9
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interest, if any, in Scherer Unit No. 1, plus (B) its percentage undivided ownership interest, if any, in Scherer Unit No. 2, plus

(C) its percentage undivided ownership interest, if any, in

Scherer Unit No. 3, plus (D) its percentage undivided ownership interest, if any, in Scherer Unit No. 4.

     (am)  SEPARATE COAL PROCUREMENT.  "Separate Coal

Procurement" shall mean the procurement of coal pursuant to the standards and procedures set forth under Section 2(c)(iii) of the

Operating Agreement.

     (an)  SEPARATE COAL STOCKPILE.  "Separate Coal Stockpile"

shall have the meaning assigned in Section 5(p) of this Ownership

Agreement.

     (ao)  SEPARATE COAL STOCKPILE COSTS.  "Separate Coal

Stockpile Costs" shall mean with respect to each Separate Coal

Stockpile Participant all costs incurred by GPC as agent for such

Separate Coal Stockpile Participant or by a Common Procurement

Participant in connection with any contract for fuel entered into in accordance with the provisions of Section 2(c)(i) of the

Operating Agreement that are allocable to the acquisition,

processing, transportation, delivering, handling, storage,

accounting, analysis, measurement and disposal of coal for such

Separate Coal Stockpile Participant, including, without

limitation, all costs incurred by GPC in administering fuel and transportation contracts entered into by such Separate Coal

Stockpile Participant pursuant to any one or more of Sections

5(n) or 5(p) of this Ownership Agreement or Section 2(c)(iii) of


                                10
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the Operating Agreement, and including any advance payments in connection therewith, less credits related to such costs applied as appropriate, and including that portion of administrative and general expenses which is properly and reasonably allocable to acquisition and management of coal for such Separate Coal

Stockpile Participant's Separate Coal Stockpile and for which the incurring party has not otherwise been reimbursed.  Separate Coal

Stockpile Costs shall not include Common Coal Stockpile Costs,

Other Fuel Costs and amortization of the Plant Scherer initial fossil fuel supply, including, without limitation, unrecoverable base coal.

     (ap)  SEPARATE COAL STOCKPILE PARTICIPANT.  "Separate Coal

Stockpile Participant" shall mean the Participants and Additional

Unit Participants making an election to discontinue participation in the Common Coal Stockpile pursuant to Section 5(p) hereof or pursuant to the applicable provisions of the other Plant Scherer

Participation Agreements, or which has otherwise entered into an agreement with GPC to become a Separate Coal Stockpile

Participant pursuant to subsection (vii) of Section 5(p) of this

Ownership Agreement. Such Participants and Additional Unit

Participants are referred to individually as a "Separate Coal

Stockpile Participant" and collectively as "Separate Coal

Stockpile Participants".

     (aq)  SEPARATE PROCUREMENT PARTICIPANT.  "Separate

Procurement Participant" shall mean each Separate Coal Stockpile

Participant (i) which has exercised its rights under Section


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2(c)(iii) of the Operating Agreement; Section 3(c), SEPARATE FUEL

PROCUREMENT, of the Unit Three Operating Agreement; or Section

3(c), SEPARATE FUEL PROCUREMENT, of the Unit Four Operating

Agreement or (ii) which has been found by a vote of a majority of the Pro Forma Ownership Interest in Plant Scherer of the Common

Procurement Participants (excluding the Pro Forma Ownership

Interest in Plant Scherer of the Common Procurement Participant

under consideration) to have violated the policies and rules for

Common Procurement Participants established from time to time by the Plant Scherer Managing Board and which has not been

reestablished as a Common Procurement Participant pursuant to

Section 5(n) of this Ownership Agreement.

     (ar)  SPOT COAL.  "Spot Coal" shall mean all coal purchased for the Common Coal Stockpile or any Separate Coal Stockpile

under an arrangement of acquisition for a period of less than one year, or some other period agreed to by the written approval or consent of those members of the Plant Scherer Managing Board which collectively own at least a 76% Pro Forma Ownership

Interest in Plant Scherer.

     (as)  UNIFORM SYSTEM OF ACCOUNTS.  The "Uniform System of

Accounts" shall mean the FERC Uniform System of Accounts

prescribed for Public Utilities and Licensees subject to the provisions of the Federal Power Act, as the same now exist or may be hereafter amended by the FERC.

     (at) UNIT FOUR OPERATING AGREEMENT.  "Unit Four Operating

Agreement" shall refer to the Plant Robert W. Scherer Unit Number


                                12
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Four Operating Agreement, dated as of December 31, 1990, among

GPC, FPL, and JEA as the same may be amended from time to time.

     (au) UNIT FOUR OWNERSHIP AGREEMENT.  "Unit Four Ownership

Agreement" shall refer to the Plant Robert W. Scherer Unit Number

Four Amended and Restated Ownership Agreement, dated as of

December 31, 1990, among GPC, FPL, and JEA as the same may be amended from time to time.

     (av) UNIT THREE OPERATING AGREEMENT.  "Unit Three Operating

Agreement" shall refer to the Plant Robert W. Scherer Unit Number

Three Amended and Restated Operating Agreement, between GPC and

Gulf, dated as of December 31, 1990.

     (aw) UNIT THREE OWNERSHIP AGREEMENT.  "Unit Three Ownership

Agreement" shall refer to the Plant Robert W. Scherer Unit Number

Three Amended and Restated Ownership Agreement, between GPC and

Gulf, dated as of December 31, 1990."



          3.   Amendment to Section 3(c) of the Ownership

Agreement.  Section 3(c) of the Ownership Agreement is hereby amended to add the following language to the definition of

"Common Facility Cost of Construction" contained therein.  In subsection (ii) of the definition, insert the language "prior to the completion of Plant Scherer" directly after the phrase "all amounts paid to SCSI in respect of engineering design services related to Plant Scherer."






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          4.   Amendment to Section 5(e) of the Ownership

Agreement.  Section 5(e) of the Ownership Agreement is hereby amended by adding the following at the end of such Section 5(e).



          "Notwithstanding the foregoing provisions of this

Section 5(e) with respect to information to be provided by GPC and applicable times and dates, the matters set forth in Appendix

A attached hereto, as the same may be revised from time to time by agreement among all of the Participants and GPC as agent for the Participants, shall govern and control any such conflicting or contrary provisions of this Section 5(e)."



          5.   Amendment to Section 5(f) of the Ownership

Agreement. Section 5(f) of the Ownership Agreement is hereby amended to delete the words "Fuel Costs" throughout and to

substitute the words "Common Coal Stockpile Costs, Separate Coal

Stockpile Costs and Other Fuel Costs" therefor.



          6.   Amendment to Section 5(g) of the Ownership

Agreement.  Section 5(g) of the Ownership Agreement is hereby amended to delete the words "and Fuel Costs" throughout and to substitute the words "Common Coal Stockpile Costs, Separate Coal

Stockpile Costs and Other Fuel Costs" therefor.



          7.   Amendment to Section 5(h) of the Ownership

Agreement.  The first sentence of Section 5(h) of the Ownership


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Agreement is hereby amended to delete the words "and Fuel Costs"

and to substitute the words "Common Coal Stockpile Costs (which shall be available only to the Common Coal Stockpile

Participants), Separate Coal Stockpile Costs (which shall be available only to each Separate Coal Stockpile Participant with respect to its Separate Coal Stockpile Costs) and Other Fuel

Costs" therefor.



          8.   Amendment to Section 5(i) of the Ownership

Agreement.     Section 5(i) of the Ownership Agreement is hereby

amended as follows:



          (a)  The second sentence of Section 5(i)(iii) of the

     Ownership Agreement is hereby amended to delete the words

     "Fuel Costs" and to substitute the words "Common Coal

     Stockpile Costs or Separate Coal Stockpile Costs, as the

     case may be, Other Fuel Costs" therefor.



          (b)  The second sentence of Section 5(i)(iv)(1) of the

     Ownership Agreement is hereby amended to delete the words

     "Fuel Costs" and to substitute the words "Common Coal

     Stockpile Costs or Separate Coal Stockpile Costs, as the

     case may be, Other Fuel Costs" therefor.



          (c)  The second sentence of Section 5(i)(iv)(2) of the

     Ownership Agreement is hereby amended to delete the words


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     "Fuel Costs" and to substitute the words "Common Coal

     Stockpile Costs or Separate Coal Stockpile Costs, as the

     case may be, and Other Fuel Costs" therefor.



          (d)  The first sentence of Section 5(i)(ix) of the

     Ownership Agreement is hereby amended to delete the words

     "and Fuel Costs" and to substitute the words "Common Coal

     Stockpile Costs, Separate Coal Stockpile Costs and Other

     Fuel Costs" therefor.



          (e)  The third sentence of Section 5(i)(xii) of the

     Ownership Agreement is hereby amended to delete the words

     "Fuel Costs, or both," and to substitute the words "Common

     Coal Stockpile Costs, Separate Coal Stockpile Costs and

Other Fuel Costs" therefor.



          9.   Amendment to Section 5(j) of the Ownership

Agreement.  Section 5(j) of the Ownership Agreement is hereby amended as follows:



          (a) To delete the words "and Fuel Costs" throughout and

          to substitute the words "Common Coal Stockpile Costs,

          Separate Coal Stockpile Costs and Other Fuel Costs"

          therefor.



          (b)  To add the following at the end thereof:


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               "Provided, however, in no event shall the

          provisions of this Section 5(j) apply to any proposed

          sale of an undivided ownership interest in either or

          both of the Additional Units."



          10.  Amendment to Section 5(k) of the Ownership

Agreement.  Section 5(k) of the Ownership Agreement is hereby amended by deleting such Section 5(k) in its entirety and by substituting, in lieu thereof, the following:



     (k)  Damage or Destruction.  Subject to the receipt of all requisite approvals of any Governmental Authority having

jurisdiction:

               (i)  Decision to Repair or Reconstruct the Units.

     In the event the Units (each of which Scherer Unit No. 1 and

     Scherer Unit No. 2 are defined to include a 50% undivided

     ownership interest in the Unit Common Facilities) or any

     portion thereof are damaged or destroyed, and the cost of

     repairs or reconstruction is estimated to be fully covered by the aggregate amount of insurance coverage procured and maintained by the agent on behalf of the Participants (and for this purpose neither the existence nor the amount of any deductibles shall be taken into account in determining the aggregate amount of insurance coverage) covering such

     repairs or reconstruction, then, unless Participants owning at least in an aggregate 75% undivided ownership interest in


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     the Units, including MEAG, so long as MEAG owns at least a

     15.1% undivided ownership interest in the Units, determine not to repair or reconstruct the Units, the Units shall be repaired or reconstructed.

               (ii) Decision not to Repair or Reconstruct the

     Units.  In the event the Units (each of which Scherer Unit

     No. 1 and Scherer Unit No. 2 are defined to include a 50%

     undivided ownership interest in the Unit Common Facilities)

     or any portion thereof are damaged or destroyed, and the

     cost of repairs or reconstruction is estimated to be more

     than the aggregate amount of insurance coverage procured and maintained by the agent on behalf of the Participants (and for this purpose neither the existence nor the amount of any deductibles shall be taken into account in determining the aggregate amount of insurance coverage) covering such

     repairs or reconstruction, then, unless Participants owning at least in an aggregate 75% undivided ownership interest in the Units, including MEAG, so long as MEAG owns at least a

     15.1% undivided ownership interest in the Units, determine to repair or reconstruct the Units, the Units shall not be repaired or reconstructed.

               (iii)     Incomplete Identity of Ownership or

     Different Undivided Ownership Interests in Unit No. 1 and

     Unit No. 2.  Notwithstanding the foregoing voting

     provisions, at such times as (a) there is not complete

     identity of ownership between the Participants which own


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     undivided ownership interests in Unit No. 1 and the

     Participants which own undivided ownership interests in Unit

     No. 2, or (b) a Participant owns a percentage undivided

     ownership interest in Unit No. 1 which is different from

     such Participant's percentage undivided ownership interest in Unit No. 2 (or owns an undivided ownership interest in

     either, but not both, of Unit No. 1 and Unit No. 2) a

     decision not to repair or reconstruct Unit No. 1 shall be

     made by Participants owning not less than an aggregate 75%

     undivided ownership interest in Unit No. 1, including MEAG,

     so long as MEAG owns at least a 15.1% undivided ownership

     interest in Unit No. 1, a decision not to repair or

     reconstruct Unit No. 2 shall be made by Participants owning not less than an aggregate 75% undivided ownership interest in Unit No. 2, including MEAG, so long as MEAG owns at least a 15.1% undivided ownership interest in Unit No. 2.

               (iv) Decision to Repair or Reconstruct the Plant

     Scherer Common Facilities.  In the event the Plant Scherer

     Common Facilities or any portion thereof are damaged or

     destroyed, and the cost of repairs or reconstruction is

     estimated to be fully covered by the aggregate amount of

     insurance coverage procured and maintained by the agent on behalf of the Participants and Additional Unit Participants

     (and for this purpose neither the existence nor the amount of any deductibles shall be taken into account in

     determining the aggregate amount of insurance coverage)


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






     covering such repairs or reconstruction, then, unless

     Participants and Additional Unit Participants owning at

     least an aggregate 76% undivided ownership interest in the

     Plant Scherer Common Facilities, including MEAG, so long as

     MEAG owns at least a 15.1% undivided ownership interest in the Plant Scherer Common Facilities determine not to repair or reconstruct the Plant Scherer Common Facilities, the

     Plant Scherer Common Facilities shall be repaired or

     reconstructed.

               (v)  Decision not to Repair or Reconstruct the

     Plant Scherer Common Facilities.  In the event the Plant

     Scherer Common Facilities or any portion thereof are damaged or destroyed, and the cost of repairs or reconstruction is estimated to be more than the aggregate amount of insurance coverage procured and maintained by the agent on behalf of the Participants and Additional Unit Participants (and for

     this purpose neither the existence nor the amount of any

     deductibles shall be taken into account in determining the aggregate amount of insurance coverage) covering such

     repairs or reconstruction, then, unless Participants and

     Additional Unit Participants owning at least an aggregate

     76% undivided ownership interest in the Plant Scherer Common

     Facilities, including MEAG, so long as MEAG owns at least a

     15.1% undivided ownership interest in the Plant Scherer

     Common Facilities determine to repair or reconstruct the

     Plant Scherer Common Facilities, the Plant Scherer Common

     Facilities shall not be repaired or reconstructed.

               (vi) Reimbursement of the Repairing or

     Reconstructing Participants and Additional Unit

     Participants. If as a result of the preceding subsections

     (i) through (v), Scherer Unit No. 1, Scherer Unit No. 2, the

     Unit Common Facilities, the Plant Scherer Common Facilities

     or any combination of them are not to be repaired or

     reconstructed but one or more Participants or Additional

     Unit Participants desire the repair or reconstruction

     thereof, Scherer Unit No. 1, Scherer Unit No. 2, the Unit

     Common Facilities, the Plant Scherer Common Facilities or

     any combination thereof, as the case may be, shall be

     repaired or reconstructed; provided, however, that the

     Participants or Additional Unit Participants desiring to

     repair or reconstruct the Scherer Unit No. 1, Scherer Unit

     No. 2, the Unit Common Facilities, or the Plant Scherer

     Common Facilities, as the case may be, shall bear the full cost of such repair or reconstruction (after taking into

     account available insurance proceeds of such Participants

     and Additional Unit Participants); and provided further,

     that if any other Participant or Additional Unit Participant should thereafter desire to obtain its entitlement of energy from its Unit or Additional Unit but would not have been

     able to obtain such entitlement but for the repairs or

     reconstruction effected pursuant to this paragraph (vi), such other Participant or Additional Unit Participant shall reimburse the repairing or reconstructing Participants and

     Additional Unit Participants their pro rata share of the net book value of the costs of such repairs or reconstruction,

     including the cost of capital actually incurred, of such

     repairing or reconstructing Participant or Additional Unit

     Participant.  Except as otherwise agreed to by the

     Participants and Additional Unit Participants, the

     Participants may not repair or reconstruct the Additional

     Units or the Additional Unit Common Facilities and the

     Additional Unit Participants may not repair or reconstruct the Units or the Unit Common Facilities."



          11.  Amendment to Section 5(n) of the Ownership

Agreement.   Section 5(n) of the Ownership Agreement is hereby

amended by deleting such Section 5(n) in its entirety and

substituting, in lieu thereof, the following:



          (n)  Fossil Fuel.

               (i) (A)  Coal and Transportation Procurement by

          GPC - Initiation Until Receipt of Offers.  Subject to

          the provisions of Section 4(c) of this Agreement and

          the provisions of Sections 2(c) and 4(c) of the

          Operating Agreement, GPC, on its own behalf and as

          agent for the other Participants, shall have sole

          authority to and shall arrange for and acquire all fossil fuel and fuel transportation for the Units consistent with such policies and procedures with

          respect thereto as may be adopted from time to time by

          the Plant Scherer Managing Board and shall have sole

          authority to administer all fuel and fuel

          transportation standards for fossil fuel for the Units

          consistent with such standards with respect thereto as

          may be adopted from time to time by the Plant Scherer

          Managing Board.  GPC, on its own behalf and as agent

          for the other Participants and Additional Unit

          Participants, shall procure coal and transportation

          from time to time for the Common Coal Stockpile and for

          each of the Separate Coal Stockpile Participants which

          is at such time a Common Procurement Participant. At

          such times as GPC deems it appropriate to procure coal

          or transportation for the Common Coal Stockpile, GPC

          shall consult with each of the Separate Coal Stockpile

          Participants which are then Common Procurement

          Participants to determine their procurement

          requirements for their Separate Coal Stockpiles and to

          determine the procurement strategy desired by each of

          the Common Procurement Participants.  At any other time

          a Separate Coal Stockpile Participant which at such

          time is also a Common Procurement Participant may

          request that GPC commence a coal or transportation

          procurement for the requirements of such Separate Coal

          Stockpile Participant's Separate Coal Stockpile, and

          GPC likewise shall consult with the other Separate Coal

          Stockpile Participants which are then Common

          Procurement Participants to determine their procurement

          requirements for their Separate Coal Stockpiles and to

          determine the procurement strategy desired by each of

          the other Common Procurement Participants.  In each

          case, GPC, on its own behalf and as agent for the other

          Common Coal Stockpile Participants and for the Separate

          Coal Stockpile Participants which are then Common

          Procurement Participants expressing a desire to

          participate in such Common Procurement, shall use its

          reasonable best efforts to develop a procurement

          strategy to accommodate the requirements and

          procurement strategies of GPC for the Common Coal

          Stockpile and of the Separate Coal Stockpile

          Participants which are then Common Procurement

          Participants expressing a desire to participate in such

          Common Procurement; provided, however, that GPC shall

          not be required to accommodate the requirements or

          procurement strategy of any Separate Coal Stockpile

          Participant which is a Common Procurement Participant

          that is incompatible with the guidelines with respect

          to Common Procurement adopted from time to time by the

          Plant Scherer Managing Board or which is incompatible

          with the requirements or procurement strategy desired by the Common Procurement Participants initiating the

          Common Procurement.  GPC, on its own behalf and as

          agent for the other Common Coal Stockpile Participants

          and for the Separate Coal Stockpile Participants which

          are then Common Procurement Participants electing to

          participate in such Common Procurement, shall then

          initiate a Common Procurement in an effort to obtain

          offers from coal vendors to sell coal, offers from

          transporters to provide transportation, or both

          (individually, an "Offer" and collectively, "Offers")

          to meet the requirements and procurement strategy of

          GPC for the Common Coal Stockpile and of each of the

          Separate Coal Stockpile Participants which are Common

          Procurement Participants electing to participate in

          such Common Procurement for its Separate Coal

          Stockpile.

                    (B)  Coal and Transportation Procurement by

          GPC - After Receipt of Offers.  Upon receipt of one or

          more Offers, GPC, on its own behalf and as agent for

          the other Participants and Additional Unit

          Participants, shall offer the Separate Coal Stockpile

          Participants which are Common Procurement Participants

          electing to participate in such Common Procurement the

          opportunity to participate in each such Offer.  If two

          or more of such Common Procurement Participants

          (including, without limitation, GPC on behalf of the

          Common Coal Stockpile) elect to participate in any

          particular Offer, GPC, as agent for the Common Coal

          Stockpile and each Separate Coal Stockpile Participant

          which is a Common Procurement Participant shall have

          the right to participate in such Offer up to the

          proportion that such Common Procurement Participant's

          Pro Forma Ownership Interest in Plant Scherer bears to

          the aggregate of the Pro Forma Ownership Interests in

          Plant Scherer of all Common Procurement Participants

          electing to participate in such Offer, and for such

          purpose, in computing GPC's Pro Forma Ownership

          Interest in Plant Scherer there shall be added to GPC's

          Pro Forma Ownership Interest in Plant Scherer the Pro

          Forma Ownership Interest in Plant Scherer of the other

          Participants and Additional Unit Participants which are

          then Common Coal Stockpile Participants.   If GPC, as

          agent for the Common Coal Stockpile, or any of the

          Separate Coal Stockpile Participants which are Common

          Procurement Participants elect to participate in any

          such Offer on a timely basis, GPC will negotiate with

          the supplier of such Offer in an effort to develop

          final contract terms and conditions satisfactory to

          GPC, as agent for the Common Coal Stockpile, and the

          Separate Coal Stockpile Participants which are Common

          Procurement Participants electing to participate in

          such Offer, and GPC, as agent for the Common Coal

          Stockpile, and each participating Separate Coal

          Stockpile Participant which is a Common Procurement

          Participant shall enter into a separate contract with

          such supplier, which contract for such Separate Coal

          Stockpile Participant shall provide that GPC shall be

          the exclusive agent on behalf of such Separate Coal

          Stockpile Participant for the administration of such

          contract upon such terms and conditions as are

          satisfactory to GPC; provided, however, that except as

          otherwise set forth herein and in the Operating

          Agreement, such Separate Coal Stockpile Participant

          shall have sole authority, subject to the policies and

          procedures adopted or revised from time to time by the

          Plant Scherer Managing Board, to make or direct major

          economic decisions which are not administrative in

          nature, including, without limitation, to extend,

          terminate or renegotiate the contract or exercise

          options thereunder and to sue the supplier.  GPC makes

          no representation or warranty that any Common

          Procurement effort will satisfy either the requirements

          or the procurement strategy of any Participant or

          Additional Unit Participant, and GPC shall have no

          liability to any Participant or Additional Unit

          Participant in these regards.

               (C)  Separate Procurement.  Upon (i) exercise by

          any Separate Coal Stockpile Participant of a Separate

          Procurement under Section 2(c)(iii) of the Operating

          Agreement or (ii) violation by any Separate Coal

          Stockpile Participant, which has been found by a vote

          of a majority of the Pro Forma Ownership Interest in

          Plant Scherer of the Common Procurement Participants

          (excluding the Pro Forma Ownership Interest in Plant

          Scherer of the Common Procurement Participant under

          consideration), of any policy or rule for Common

          Procurement Participants established from time to time

          by the Plant Scherer Managing Board, such Separate Coal

          Stockpile Participant shall immediately cease to be a

          Common Procurement Participant, and GPC shall have no

          obligation to procure coal or transportation on behalf

          of such Separate Coal Stockpile Participant other than

          for Spot Coal.  The remaining Common Procurement

          Participants owning in the aggregate more than 50% Pro

          Forma Ownership Interest in Plant Scherer out of the

          total Pro Forma Ownership Interest in Plant Scherer of

          the then remaining Common Procurement Participants may

          vote to reestablish such Separate Coal Stockpile

          Participant's status as a Common Procurement

          Participant.  Otherwise, GPC shall have no obligation

          to procure coal or transportation on behalf of any

          Separate Coal Stockpile Participant which has ceased to

          be a Common Procurement Participant, other than for

          Spot Coal. A Separate Procurement Participant shall have no right to receive or review any information relating to any Common Procurement effort or any Offers

          or contracts resulting from a Common Procurement effort

          except as may otherwise be provided in subsection

          (i)(E) of this Section 5(n) relating to Spot Coal.

               (D)  Review of Offers.  Any Common Procurement

          Participant that initiates a Common Procurement and any

          Common Procurement Participant (other than GPC as

          agent) that elects to review information relating to

          any Offer shall pay that portion of the costs of the

          Common Procurement resulting in such Offer in the

          proportion that such Common Procurement Participant's

          Pro Forma Ownership Interest in Plant Scherer bears to

          the aggregate of the Pro Forma Ownership Interests in

          Plant Scherer of the Common Procurement Participants

          participating in such Common Procurement or reviewing

          any information relating to any Offer, whether or not

          such Common Procurement Participant elects to

          participate in any such Offer and all other Common

          Procurement Participants electing to participate in any

          such Offer (which shall include the Common Coal

          Stockpile Participants if GPC, as agent for the Common

          Coal Stockpile, elects to participate in such Offer)

          shall each pay a portion of such costs computed on the

          same basis.  Upon request, GPC shall inform a Separate

          Coal Stockpile Participant which is a Common

          Procurement Participant that did not initiate the

          subject Common Procurement of the approximate cost to

          review the information pertaining to the Offer.  No

          Participant or Additional Unit Participant shall use

          any information furnished to it by or on behalf of GPC,

          or any other Common Procurement Participant concerning

          any such Offers in a manner to prejudice the efforts of

          GPC and the other Common Procurement Participants in

          any Common Procurement effort.  As to any particular

          information such prohibition shall terminate two years

          following the date such information was received by

          such Participant or Additional Unit Participant.

               (E)  Spot Coal Procurement.  Notwithstanding the

          foregoing provisions of this Section 5(n), the

          provisions of Section 5(p) of this Agreement and the

          provisions of Section 2(c) of the Operating Agreement,

          GPC shall be the exclusive agent to act on behalf of

          itself and all other Participants and Additional Unit

          Participants for the procurement, transportation and

          delivery of Spot Coal.  All Offers to sell Spot Coal

          shall be made available to GPC on its own behalf and on

          behalf of the other then Common Coal Stockpile

          Participants, and to each Separate Coal Stockpile

          Participant (whether or not such Separate Coal

          Stockpile Participant is then a Common Procurement

          Participant) on the same basis that an Offer under a

          Common Procurement is made available to the Common

          Procurement Participants.  GPC shall remain a Common

          Procurement Participant (both as buyer and seller) so

          long as there remains one or more other Common

          Procurement Participants.



          (ii)  Each Participant and each Additional Unit

     Participant shall have the right to make whatever financial arrangements it may desire, whether by lease, security

     transaction or otherwise, for the discharge of its fossil

     fuel payment obligations so long as such arrangements do not adversely affect the rights of the other Participants and

     Additional Unit Participants.



          (iii) Except as otherwise agreed by the Common Coal

     Stockpile Participants or as otherwise provided in Sections

     3(b) and 3(d) of the Operating Agreement, the Common Coal

     Stockpile Participants shall pay Common Coal Stockpile Costs and shall own coal in the Common Coal Stockpile in

     proportion to their respective undivided ownership interests in the Common Coal Stockpile.



          (iv)  Except as otherwise agreed to by the Participants

     and Additional Unit Participants or as otherwise provided in

     Section 3(b) and 3(d) of the Operating Agreement, each

     Separate Coal Stockpile Participant shall pay all Separate

     Coal Stockpile Costs which are properly and reasonably

     allocable to such Separate Coal Stockpile Participant's

     Separate Coal Stockpile, determined in accordance with GPC's standard accounting practices, which shall comply with the

     Uniform System of Accounts in effect from time to time

     except as provided in subsection (viii) of Section 5(p)

     hereof.



          (v)  Except as otherwise agreed to by the Participants

     and Additional Unit Participants or as otherwise provided in

     Section 3(b) and 3(d) of the Operating Agreement, the

     Participants and Additional Unit Participants shall pay

     Other Fuel Costs and shall own fossil fuel (other than coal allocated to the Common Coal Stockpile and to the Separate

     Coal Stockpiles) in proportion to their respective Pro Forma

     Ownership Interest in Plant Scherer.



          (vi)(A)  If on or prior to 30 days following OPC's

     receipt of approval of this Amendment from the Administrator of the Rural Electrification Administration, any Participant

     or Additional Unit Participant exercises its election to

     become a Separate Coal Stockpile Participant, then within

     six months following the date of the first election by a

     Separate Coal Stockpile Participant, or (B) if earlier with respect to Section 3(e)(viii) of the Unit Four Operating

     Agreement GPC shall develop written procedures for Separate

     Coal Procurement and Common Procurement and shall submit

     such procedures to the Plant Scherer Managing Board which

     shall adopt such procedures by vote of Participants and

     Additional Unit Participants owning at least an aggregate

     85% Pro Forma Ownership Interest in Plant Scherer within two months of submission or which shall revise such procedures,

     such revisions to be approved by Participants and Additional

     Unit Participants owning at least an aggregate 85% Pro Forma

     Ownership Interest in Plant Scherer.  In the absence of such adoption or approval of revisions within two months of

     submission, the procedures submitted by GPC shall go into

     effect as the procedures adopted by the Plant Scherer

     Managing Board and may be revised thereafter only by

     approval of such revisions by Participants and Additional

     Unit Participants owning at least an aggregate 76% Pro Forma

     Ownership Interest in Plant Scherer."



          12.  Amendment to Section 5(p) of the Ownership

Agreement.

     Section 5(p) of the Ownership Agreement is hereby amended by deleting such Section 5(p) in its entirety and by substituting,

in lieu thereof, the following:

               "(p)  Common Coal Stockpile and Separate Coal

          Stockpiles.

               (i)  In order to provide for the ownership by the

          Participants and the Additional Unit Participants of

          interests in a Common Coal Stockpile and to provide for

          the sharing among the Participants and Additional Unit

          Participants of Common Coal Stockpile Costs, the

          Participants agree that initially, all Participants and

          all Additional Unit Participants shall participate in

          the Common Coal Stockpile.

               GPC shall cause an adjustment to be made to the

          account of each Common Coal Stockpile Participant (A)

          so that the quantity of coal in the Common Coal

          Stockpile shall thereafter be allocated to the Common

          Coal Stockpile Participants according to such Common

          Coal Stockpile Participant's percentage undivided

          ownership interest in the Common Coal Stockpile as set

          forth in the following sentence, and (B) so that the

          average cost per ton or, following a division of the

          Plant Scherer Coal Stockpile into the Common Coal

          Stockpile and one or more Separate Coal Stockpiles

          pursuant to Section 5(p)(iii) of this Agreement, the

          average cost per British Thermal Unit ("Btu") of the

          coal in the Common Coal Stockpile is the same for each

          Common Coal Stockpile Participant, with appropriate

          charges and credits to be made to the accounts of such

          Common Coal Stockpile Participants, all in accordance

          with GPC's standard accounting practices which shall

          comply with the Uniform System of Accounts in effect

          from time to time except as provided in subsection

          (viii) of Section 5(p) hereof.  Following each such

          allocation, each Common Coal Stockpile Participant

          shall own a percentage undivided ownership interest in

          the Common Coal Stockpile in the proportion that such

          Common Coal Stockpile Participant's Pro Forma Ownership

          Interest in Plant Scherer bears to the aggregate of all

          Common Coal Stockpile Participants' Pro Forma Ownership

          Interest in Plant Scherer.

               (ii)  All Common Coal Stockpile Costs incurred in

          connection with the Common Coal Stockpile shall be

          allocated among the Common Coal Stockpile Participants

          at the time such Common Coal Stockpile Costs are

          incurred in the same respective percentages of each

          Common Coal Stockpile Participant's undivided ownership

          interest from time to time in the Common Coal Stockpile

          at that particular time and, subject to the provisions

          of Sections 3(b) and 3(d) of the Operating Agreement,

          the Common Coal Stockpile Costs shall be paid as

          provided in Sections 5(f) and 5(n) of this Agreement;

          provided, however, that at the end of each calendar

          month, GPC shall cause an adjustment to be made among

          the Common Coal Stockpile Participants in accordance with the amount of coal (or, following a division of the Plant Scherer Coal Stockpile into the Common Coal

          Stockpile and one or more Separate Coal Stockpiles

          pursuant to Section 5(p)(iii) of this Agreement, the

          amount of Btus) actually consumed by each of the Common

          Coal Stockpile Participant's undivided ownership

          interest in each of the Units and each of the

          Additional Units, all in accordance with GPC's standard

          accounting practices which shall comply with the

          Uniform System of Accounts in effect from time to time

          except as provided in subsection (viii) of Section 5(p)

          hereof.

               All Other Fuel Costs incurred in connection with

          the Units and the Additional Units shall be allocated

          among the Participants and Additional Unit Participants

          at the time such Other Fuel Costs are incurred in the

          same respective percentages of each Participant's and

          Additional Unit Participant's Pro Forma Ownership

          Interest in Plant Scherer at that particular time, and

          the Other Fuel Costs shall be paid as provided in

          Sections 5(f) and 5(n) of this Agreement; provided,

          however, that at the end of each calendar month, GPC

          shall cause an adjustment to be made among the

          Participants and Additional Unit Participants in

          accordance with the amount of fuel (other than coal)

          actually consumed by each of the Participants and

          Additional Unit Participants all in accordance with

          GPC's standard accounting practices which shall comply

          with the Uniform System of Accounts in effect from time

          to time except as provided in subsection (viii) of

          Section 5(p) hereof.

               (iii)  Each Participant (other than GPC) and each

          Additional Unit Participant (other than GPC) may elect

          to discontinue participation in the Common Coal

          Stockpile by delivery of written notice to GPC of such

          election not later than 30 days following OPC's receipt

          of approval of this Amendment from the Administrator of

          the Rural Electrification Administration.  Within six

          months following the date of the first election by a

          Separate Coal Stockpile Participant, GPC, as agent for

          the other Participants and other Additional Unit

          Participants, shall cause an adjustment to be made to

          the Common Coal Stockpile and to the account of each

          Separate Coal Stockpile Participant so that (A) the

          quantity of coal allocated to the Common Coal Stockpile

          will equal the percentage undivided ownership interests

          of the remaining Common Coal Stockpile Participants and

          so that the quantity of coal allocated to each Separate

          Coal Stockpile Participant's account will equal its

          percentage undivided ownership interest in the Common

          Coal Stockpile at the time such adjustment is made, and

          (B) the average cost per ton and average cost per Btu for the Common Coal Stockpile and for each Separate

          Coal Stockpile are the same.  GPC shall notify each of

          the Participants and Additional Unit Participants

          immediately after such an adjustment has been made of

          (l) the quantity of coal in the Common Coal Stockpile

          and in each Separate Coal Stockpile and (2) the average

          cost per ton and average cost per Btu for the Common

          Coal Stockpile and for each Separate Coal Stockpile.

          Thereafter, each Separate Coal Stockpile Participant

          shall be entitled only to use coal available in its

          Separate Coal Stockpile account for the operation of

          its undivided ownership interests in the Units and the

          Additional Units, and the remaining Common Coal

          Stockpile Participants shall be entitled to use only

          coal available in the account of the Common Coal

          Stockpile for the operation of their undivided

          ownership interests in the Units and the Additional

          Units.  Except as otherwise provided in subsection (ii)

          of this Section 5(p), no Participant or Additional Unit

          Participant shall be required to sell or otherwise

          supply coal to any other Participant or Additional Unit

          Participant; however, GPC, on its own behalf and as

          agent for the other Common Coal Stockpile Participants,

          and each Separate Coal Stockpile Participant may buy,

          sell, trade or otherwise supply coal in the Plant

          Scherer Coal Stockpile from their respective accounts to one another upon such terms as they may agree and upon prior written notice to GPC; provided, however,

          that all offers to sell coal by a Common Procurement

          Participant must be offered to all of the Common

          Procurement Participants on the same basis as an Offer

          under a Common Procurement.  There shall be allocated

          to each Separate Coal Stockpile Participant's account a

          portion of subsequent deliveries and associated costs

          (including, without limitation,  "buy-out" costs, if

          any) from coal contracts identified in Exhibit I hereto

          (the "Existing Contracts") existing on September 1,

          1990 equal to such Separate Coal Stockpile

          Participant's Pro Forma Ownership Interest in Plant

          Scherer, and there shall be allocated to each Separate

          Coal Stockpile Participant's account all coal procured

          on behalf of such Separate Coal Stockpile Participant

          by GPC pursuant to Section 5(n) of this Agreement or

          procured by such Separate Coal Stockpile Participant

          pursuant to Section 2(c)(iii) of the Operating

          Agreement; provided, however, that there shall not be

          added to any Separate Coal Stockpile Participant's

          Account any additional quantities of coal from Existing

          Contracts, over and above the deliveries called for

          from the Existing Contracts, as a result of amendments

          or modifications to the Existing Contracts after

          September 1, 1990 without the approval of the Plant

          Scherer Managing Board by vote of Participants and

          Additional Unit Participants owning an aggregate of at

          least 85% Pro Forma Ownership Interests in Plant

          Scherer.  GPC shall account for all coal allocated to

          the account of each Separate Coal Stockpile Participant

          and for coal consumed by such Separate Coal Stockpile

          Participant's undivided ownership interests in the

          Units and the Additional Units, all in accordance with

          GPC's standard accounting practices which shall comply

          with the Uniform System of Accounts in effect from time

          to time except as provided in subsection (viii) of

          Section 5(p) hereof.  No Separate Coal Stockpile

          Participant nor any purchaser of an undivided ownership

          interest in the Units or the Additional Units from a

          Separate Coal Stockpile Participant may elect to become

          a Common Coal Stockpile Participant without the written

          consent of a majority of the Pro Forma Ownership

          Interest in Plant Scherer of the then remaining Common

          Coal Stockpile Participants, including, without

          limitation, GPC so long as GPC is a Participant or

          Additional Unit Participant.

               (iv)  Except as otherwise provided in subsection

          (vi) of this Section 5(p), unless otherwise agreed to

          by Participants and Additional Unit Participants owning

          in the aggregate at least an 85% Pro Forma Ownership

          Interest in Plant Scherer, the Participants recognize and agree, as among themselves and for the benefit of the Additional Unit Participants, that the division of

          the Common Coal Stockpile and each Separate Coal

          Stockpile is for the purposes only of accounting,

          payment and settlement of costs and entitlement to use;

          that there will be no physical separation of coal at

          Plant Scherer among the Common Coal Stockpile and the

          Separate Coal Stockpiles and that the Common Coal

          Stockpile and the Separate Coal Stockpiles will be

          physically combined and commingled into one common coal

          stockpile at Plant Scherer; and that existing coal and

          future deliveries of coal at Plant Scherer allocated

          among the Common Coal Stockpile and the Separate Coal

          Stockpiles will all be physically commingled and may be

          used for the operation of the undivided ownership

          interests of any Participant or Additional Unit

          Participant so long as the account of such Participant

          or Additional Unit Participant demonstrates that there

          is sufficient coal credited to its account for such

          operation.  Nothing in this Agreement or the Operating

          Agreement shall preclude Participants and Additional

          Unit Participants owning in the aggregate at least an

          85% Pro Forma Ownership Interest in Plant Scherer from

          agreeing, upon such terms and conditions as they may

          agree to, to physically separate the Plant Scherer Coal

          Stockpile.

               (v)  All discrepancies between the book inventory

          and the physical inventory of the Plant Scherer Coal

          Stockpile shall be charged or credited, as appropriate,

          among the Common Coal Stockpile and the Separate Coal

          Stockpiles and to the respective accounts of each

          Participant and each Additional Unit Participant in

          accordance with the amount of coal actually consumed by

          the undivided ownership interests of each Participant

          and each Additional Unit Participant during the

          physical inventory period to which such discrepancy

          relates, all as determined in accordance with GPC's

          standard accounting practices which shall comply with

          the Uniform System of Accounts in effect from time to

          time except as provided in subsection (viii) of Section

          5(p) hereof.

               (vi)  In the event GPC should be removed as agent

          for the Participants with respect to the Units, the

          Plant Scherer Common Facilities or both, the Additional

          Unit Participants shall have the right at any time

          thereafter, by vote of whatever percentage such

          Additional Unit Participants may agree to, not to

          utilize the Plant Scherer Coal Stockpile, the Common

          Coal Stockpile, or both, and, in such event, none of

          the other provisions contained in this Section 5(p)

          shall thereafter apply to the Additional Units or the

          Additional Unit Participants; provided, however, that the Additional Unit Participants shall not be released from paying Common Coal Stockpile Costs and Separate

          Coal Stockpile Costs for which such Additional Unit

          Participants are otherwise obligated under this Section

          5(p).

               (vii)  GPC and each of the other Common Coal

          Stockpile Participants or any purchaser of an undivided

          ownership interest in the Units or the Additional Units

          may enter into whatever other arrangements GPC and such

          other Common Coal Stockpile Participant (or purchaser)

          may agree to with respect to such Common Coal Stockpile

          Participant's (or purchaser's) ownership interest in

          the Common Coal Stockpile, including, without

          limitation, the creation of further Separate Coal

          Stockpiles without requiring the consent of any other

          Participant or Additional Unit Participant, so long as

          such arrangement provides for Common Coal Stockpile

          Costs to be paid as contemplated by this Agreement.

               (viii)(A)  If on or prior to 30 days following

          OPC's receipt of approval of this Amendment from the

          Administrator of the Rural Electrification

          Administration, any Participant or Additional Unit

          Participant exercises its election to become a Separate

          Coal Stockpile Participant, then within six months

          following the date of the first election by a Separate

          Coal Stockpile Participant, or (B) if earlier with respect to Section 6(i)(viii) of the Unit Four

          Ownership Agreement, GPC shall develop written

          procedures for Separate Coal Stockpile accounting and

          Common Coal Stockpile accounting and shall submit such

          procedures to the Plant Scherer Managing Board which

          shall adopt such procedures by vote of Participants and

          Additional Unit Participants owning at least an

          aggregate 85% Pro Forma Ownership Interest in Plant

          Scherer within two months of submission or which shall

          revise such procedures, such revisions to be approved

          by Participants and Additional Unit Participants owning

          at least an aggregate 85% Pro Forma Ownership Interest

          in Plant Scherer.  In the absence of such adoption or

          approval of revisions within two months of submission,

          the procedures submitted by GPC shall go into effect as

          the procedures adopted by the Plant Scherer Managing

          Board and may be revised thereafter only by approval of

          such revisions by Participants and Additional Unit

          Participants owning at least an aggregate 76% Pro Forma

          Ownership Interest in Plant Scherer."



          13.  Amendment to Section 6(g) of the Ownership

Agreement.  The first sentence of the second paragraph of Section

6(g) of the Ownership Agreement is hereby amended to delete the words "and Fuel Costs" and to substitute the words "Common Coal

Stockpile Costs, Separate Coal Stockpile Costs, and Other Fuel

Costs" therefor.



          14.  Amendment to Section 9 of the Ownership Agreement.

          (a)  The second sentence of Section 9(u) of the

Ownership Agreement is hereby amended to delete the words "Fuel

Costs" and to substitute "Common Coal Stockpile Costs, additional

Separate Coal Stockpile Costs, additional Other Fuel Costs"

therefor.



          (b)  Section 9 of the Ownership Agreement is hereby

amended by adding the following new subsection (x) to the end of such Section 9 as follows:

               "(x) Lessor in Possession.  In the event that

     there occurs a Lessor Possession Date, the Owner Trustee, or any successor to the Owner Trustee's interest in Scherer

     Unit No. 2, shall become immediately and automatically a

     Common Coal Stockpile Participant, a Common Dispatch

     Participant and a Common Procurement Participant for all

     purposes under this Agreement and under the Operating

     Agreement.  The parties hereto acknowledge that Section 3.1 of the Co-Owners' Consents requires the Owner Trustee to

     purchase from OPC, and OPC to sell to Owner Trustee, within

     120 days after the Lessor Possession Date an amount of coal with a million Btu value equal to X (the "Owner Trustee's

     Coal Supply"). The amount of coal to be purchased and sold as the Owner Trustee's Coal Supply will be determined by the formula, X = (OT/Y) x Z where:

          "OT" is equal to the Owner Trustee's Pro Forma

          Ownership Interest in Plant Scherer;



          "Y" is equal to the aggregate of the Pro Forma

          Ownership Interests in Plant Scherer of the then Common

          Coal Stockpile Participants other than the Owner

          Trustee (and for this purpose, if there are no Common

          Coal Stockpile Participants at such time, Y shall be

          equal to GPC's Pro Forma Ownership Interest in Plant

          Scherer); and



          "Z" is equal to the total number of million Btu's in

          the Common Coal Stockpile (and for this purpose, if

          there is no Common Coal Stockpile at such time, Z shall

          be equal to the number of million Btus in GPC's

          Separate Coal Stockpile);



     provided, however, if the result of the foregoing

     calculation would be X = 0, then the Owner Trustee's Coal

     Supply shall be (and X shall be) equal to the Million Btus in OPC's Separate Coal Stockpile at such time multiplied by a fraction the numerator of which shall be the Owner

     Trustee's percentage undivided ownership interest in Unit

     No. 2, and the denominator of which shall be OPC's aggregate percentage undivided leasehold and ownership interest in each of Unit No. 1, Unit No. 2, Unit No. 3 and Unit No. 4

     immediately prior to the Lessor Possession Date.  If upon a

     Lessor Possession Date, OPC's coal supply attributable to

     its interest in Scherer Unit No. 2 is in a Separate Coal

     Stockpile, the Owner Trustee's Coal Supply shall be

     calculated as of such Lessor Possession Date and shall

     immediately and automatically be added to and become a part of the Common Coal Stockpile and shall be accounted for as having been contributed at the then average price per

     Million Btu of the Common Coal Stockpile.  If upon such

     Lessor Possession Date there are no other Common Coal

     Stockpile Participants with respect to Scherer Unit No. 2,

     GPC's coal supply attributable to its interest in Scherer

     Unit No. 2 shall immediately and automatically be added to and become a part of the Common Coal Stockpile.  From and

     after such Lessor Possession Date, the Owner Trustee shall be a Participant and shall be entitled and subject to the

     rights and obligations thereof, and the Owner Trustee (and

     GPC as agent for the Owner Trustee) shall be entitled to use such coal contributed to the Common Coal Stockpile for the benefit of the Owner Trustee even though the purchase and

     sale of such coal has not been consummated, and from and

     after such Lessor Possession Date, the Owner Trustee (and

     its successors and assigns) shall pay its proportionate

     share of Common Coal Stockpile Costs and Other Fuel Costs.

     Notwithstanding the foregoing provisions of this Section

9(x), if at such Lessor Possession Date either (i) GPC is no longer a Participant or an Additional Unit Participant, or (ii)

GPC has been removed as agent for the Units, and the Additional

Unit Participants have discontinued using the Plant Scherer Coal

Stockpile; and there is no longer a Common Coal Stockpile for the

Units, then the Owner Trustee shall be a Separate Coal Stockpile

Participant, the Owner Trustee's Coal Supply shall be equal to

OPC's Separate Coal Stockpile as of such Lessor Possession Date multiplied by a fraction, the numerator of which shall be the

Owner Trustee's percentage undivided ownership interest in Unit

No. 2, and the denominator of which shall be OPC's aggregate percentage undivided leasehold and ownership interest in each of

Unit No. 1, Unit No. 2, Unit No. 3 and Unit No. 4 immediately prior to the Lessor Possession Date, and the Owner Trustee shall pay its proportionate share of Separate Coal Stockpile Costs and

Other Fuel Costs.  OPC hereby agrees to indemnify and hold

harmless the other Participants and the Additional Unit

Participants (including, without limitation, GPC, as agent,

whether it then is or is not a Participant or an Additional Unit

Participant) from and against any and all loss, cost, expense or damage (including, without limitation, attorneys' fees and

expenses, Cost of Construction, Operating Costs, Separate Coal

Stockpile Costs, Common Coal Stockpile Costs or Other Fuel Costs)

resulting directly or indirectly from the operation of this

subsection, such Lessor's assumption of possession, or both."

          15.  Amendment to Section 10(a) of the Ownership

Agreement.  Section 10(a) of the Ownership Agreement is hereby amended to delete the last sentence of such Section 10(a).



          16.  Effectiveness of this Amendment.  Neither this

Amendment nor any of the obligations of the parties hereto shall be effective until the receipt of all requisite approvals,

including, without limitation, the approval of the Securities and

Exchange Commission under the Public Utility Holding Company Act of 1935, the written approval of the Administrator of the Rural

Electrification Administration and the approval of all other persons and entities having a right to approve or consent to an amendment to the Ownership Agreement, but upon receipt of such approvals this Amendment and the obligations of the parties

hereto shall be effective.  The parties hereto agree to use their respective best efforts to expeditiously obtain all such

requisite approvals.



          17.  Miscellaneous.  Any and all notices, requests,

certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the

Ownership Agreement without making specific reference to this

Amendment, but nevertheless all such references shall be deemed to include this Amendment unless the context shall otherwise require.

     This Amendment shall be construed in connection with and as a part of the Ownership Agreement, and all terms, conditions and covenants contained in the Ownership Agreement, except as herein modified, shall be and remain in full force and effect, and the parties hereto agree that they are bound by the terms and

conditions of the Ownership Agreement as amended hereby.

     This Amendment may be executed in any number of

counterparts, each executed counterpart constituting an original but altogether one and the same instrument.



              [This space intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned Parties hereto have duly executed this Amendment under seal as of the date first above written.


Signed, sealed and delivered       GEORGIA POWER COMPANY
in the presence of:

______________________________     By: __________________________

______________________________     Name:_________________________
Notary Public                      Title:________________________

                                   Attest: ______________________

                                   Name:_________________________
                                   Title:________________________

                                        (CORPORATE SEAL)


Signed, sealed and delivered       OGLETHORPE POWER CORPORATION
in the presence of:                (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION)

______________________________     By: __________________________

______________________________     Name:_________________________
Notary Public                      Title:________________________

                                   Attest: ______________________

                                   Name:________________________
                                   Title:_______________________

                                        (CORPORATE SEAL)

               [Signatures continued on next page]

            [Signatures continued from previous page]

Signed, sealed and delivered       MUNICIPAL ELECTRIC AUTHORITY
in the presence of:                OF GEORGIA

______________________________     By: __________________________

______________________________     Name:_________________________
Notary Public                      Its: _________________________

                                   Attest: ______________________

                                   Name:_________________________
                                   Its:__________________________

                                        (OFFICIAL SEAL)


Signed, sealed and delivered       CITY OF DALTON, GEORGIA
in the presence of:

______________________________     By: __________________________

______________________________     Name:_________________________
Notary Public                      Its:__________________________

                                   Attest: ______________________

                                   Name:_________________________
                                   Its:__________________________

                                        (OFFICIAL SEAL)


Signed, sealed and delivered       BOARD OF WATER, LIGHT AND
in the presence of:                SINKING FUND COMMISSIONERS

______________________________     By: __________________________

______________________________     Name:_________________________
Notary Public                      Its:__________________________

                                   Attest: ______________________

                                   Name:_________________________
                                   Its:__________________________

                                        (OFFICIAL SEAL)

                            EXHIBIT I

                        EXISTING CONTRACTS


The following is a listing of the coal purchase contracts in existence on September 1, 1990.

1. That certain contract effective on March 31, 1977 among Shell Mining Company, A.T. Massey Coal Company, Inc., Marrowbone Development Company and Georgia Power Company as amended on January 3, 1977, September 25, 1979, March 23, 1982, January 28, 1983, December 6, 1983, January 12, 1984, February 19, 1985,
September 9, 1985, December 11, 1985, December 18, 1985, March 10, 1987, April 16, 1987, October 30, 1987, November 10, 1987,
January 31, 1989, April 18, 1989, April 23, 1990, May 30, 1990,
and the undated "Agreement To Provide For the Extension Of Negotiations Between GPC and Shell Mining Company."

2. That certain contract effective December 1, 1987 among Delta Coals Equity Company, Inc., Humphreys Enterprises, Inc., Greater Wise, Inc., Red River Coal Company, Inc., Pardee Coal Company, Inc., Delta Coals, Inc., and Georgia Power Company as amended on November 6, 1987 (Notice of Assignment), November 6, 1987 (Notice of Designation of Agent), November 23, 1987 (Response to Notice of Assignment), June 17, 1988, April 7, 1989, and July 24, 1990.

3.   That certain contract effective July 1, 1989 between Mingo
Logan Coal Company and Georgia Power Company as amended on
August 21, 1990.

                            APPENDIX A
                      TO OWNERSHIP AGREEMENT
                          CAPITAL BUDGET



     By August 15 of each calendar year, GPC shall use its

reasonable best efforts to provide to each Participant a written budget estimate of capital costs anticipated to be incurred for the five-year budget period for Scherer Unit No. 1 and Scherer

Unit No. 2.  Each budget estimate shall be based on information reasonably available.  Also to be included in the capital budget are any projects which may be charged to a Participant on the basis of its ownership pursuant to the Ownership Agreement.  This budget estimate is to consist of project estimate sheets for each project.  For the five-year budget period, a summary of estimates of capital expenditures and retirements will be provided, the first year by month and the remaining four years by annual total.

     The date for giving GPC written notice of approval or

disapproval of such capital budget estimate shall be September 15 and the date for submission by the Participants of alternative capital budget estimates shall be October 15.  All approvals,

disapprovals and submissions of alternative capital budgets shall be by the percentages specified in Section 5(e) of the Ownership

Agreement.

     Each budget estimate and final budget estimate shall be in a format such that for the next calendar year each month's

estimated costs are listed by reference to the applicable Uniform

System of Accounts account number. In addition, each budget estimate and final budget estimate shall be in a format showing expected amounts that the Participant will be billed.

     Section 5.1 and Appendix A of the Plant Scherer Managing

Board Agreement dated as of December 31, 1990, as amended from time to time, shall govern and control any conflicting or

contrary provisions of the Ownership Agreement with regard to capital budgets for the Plant Scherer Common Facilities.